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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 24, 2000



                            FIRST INDIANA CORPORATION
            (Exact name of registrant as specified in its charter)


          Indiana                      0-14354                 35-1692825
  (State or jurisdiction of          (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)


 135 N. Pennsylvania Street, Suite 2800
        Indianapolis, Indiana                                  46204
(Address of principal executive offices)                     (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 269-1200


                                Not applicable
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On May 24, 2000, First Indiana Corporation ("First Indiana") announced that it had elected William J. Brunner Vice President and Treasurer of First Indiana and Senior Vice President and Chief Financial Officer of First Indiana Bank. Mr. Brunner will join First Indiana on May 30, 2000, replacing David L. Gray, who has retired.

     Pursuant to General Instruction F to Form 8-K, the press release issued May 24, 2000 concerning the merger is incorporated herein by reference and is attached hereto as Exhibit 20.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit No.         Exhibit
              -----------         -------

                 20                Press Release dated May 24, 2000

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                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             FIRST INDIANA CORPORATION


Date: May 25, 2000                           By:     /s/ Owen B. Melton, Jr.
                                                     ------------------------
                                                         Owen B. Melton, Jr.
                                                         President and Chief
                                                         Operating Officer